Exhibit 99.1

FOR IMMEDIATE RELEASE

SANUWAVE HEALTH REPORTs SECOND QUARTER FinANCIAL RESULTS

AND PROVIDes A BUSINESS UPDATE

ALPHARETTA, GA, August 15, 2016 – SANUWAVE Health, Inc. (OTCQB: SNWV), today reported financial results for the three and six months ended June 30, 2016 and provided a business update. The Company will host a conference call at 11AM Eastern Time today.

Highlights of the second quarter and recent weeks:

●

FDA Submission: The Company submitted a de novo petition to the U.S. Food and Drug Administration (FDA) for review and classification of the dermaPACE® System for treating Diabetic Foot Ulcers (DFU) as a Class II device in July 2016. The Company expects to hear feedback from the FDA within 120 days.

●

Convertible Debentures: On July 29, 2016, the Company entered into a financing transaction for the sale of a Convertible Debenture in the principal amount of up to $500,000, with gross proceeds of $450,000 to the Company after payment of a 10% original issue discount. The Company has received principal of $200,000 to date.

●	Renegotiated Debt: SANUWAVE signed a second amendment with HealthTronics, Inc. to extend the due date of its two promissory notes from January 31, 2017 to January 31, 2018.

●

SANUWAVE Presentation on Biofilms Elimination: SANUWAVE had a podium presentation at the Center for Biofilm Engineering’s 2016 Biofilm Science and Technology Meeting held at Montana State University in Bozeman, Montana on July 19-21, 2016. The Company’s presentation showed the effectiveness of its shock wave technology in removing difficult to eradicate medical biofilms created by both Gram-negative and Gram-positive species (Pseudomonas aeruginosa and Staphylococcus aureus) or non-medical biofilms formed by seawater organisms in tests performed by the Center for Biofilm Engineering at Montana State University. Furthermore, our shock wave technology demonstrated bacterial killing in tests performed at University of Georgia. As a guest speaker, Dr. Iulian Cioanta, SANUWAVE’s Vice President of Research and Development, presented these results that were very well received by audience and raised the interest of participants for potential collaboration in the field of biofilms eradication.

“We have had a very productive second quarter, maintaining steady revenue growth over 2015 and entering into agreements to further extend the maturity date of our long term debt and procure financing for operations” stated Kevin A. Richardson, II, Chairman of the board of SANUWAVE. “We achieved our critical goal of submitting our petition to the FDA for review and classification of the dermaPACE to treat diabetic foot ulcers.”

“We look forward to a positive response in the first quarter of 2017 from the FDA in support of our dermaPACE to treat diabetic foot ulcers. We will continue our search for a partner in a joint venture or partnership for commercialization on the product upon approval while also planning for a launch of the product on our own. We are also working on a number of other non-medical initiatives, which we will keep shareholders abreast of as they occur,” concluded Mr. Richardson.

Second Quarter Financial Results

Revenues for the three months ended June 30, 2016 were $203,406, compared to $239,983 for the same period in 2015, a decrease of $36,577, or 15%. The decrease in revenues for 2016 was due to higher sales of new orthoPACE devices and applicators in Europe and Asia/Pacific in 2015, there were four new devices sold in 2015 and two new devices and two demonstration devices sold in 2016.

Research and development expenses for the three months ended June 30, 2016 were $476,167, compared to $456,789 for the same period in 2015, an increase of $19,378, or 4%. Research and development expenses increased in 2016 as a result of stock based compensation for options issued in July 2016 and higher travel expense. This is partially offset by lower payments to third party clinical sites participating in the dermaPACE clinical study as the patient enrollment was completed in 2015 and lower consulting related costs as the data results were also completed in 2015, and higher consulting expenses related to the pre-submission package to the FDA in 2016.

General and administrative expenses for the three months ended June 30, 2016 were $589,896, as compared to $636,570 for the same period in 2015, a decrease of $46,674, or 7%. The decrease in general and administrative expenses is primarily due to reduced salary and related costs as a result of reduction in headcount in July 2015 and lower legal fees and is partially offset by stock based compensation for options issued in July 2016.

Net loss for the three months ended June 30, 2016 was $1,122,123, or ($0.01) per basic and diluted share, compared to a net loss of $1,521,533, or ($0.02) per basic and diluted share, for the same period in 2015, a decrease in the net loss of $399,410, or 26%. The decrease in the net loss for 2016 was primarily due to the gain on the warrant valuation.

Six Months Ended June 30, 2016 Financial Results

Revenues for the six months ended June 30, 2016 were $472,730, compared to $450,435 for the same period in 2015, an increase of $22,295, or 5%. Revenues resulted primarily from sales in Europe, Asia and Asia/Pacific of our orthoPACE device and related applicators. The increase in revenues for 2016 was due to higher sales of orthoPACE devices and refurbishment of applicators as well as higher sales of wound kits as compared to 2015.

Research and development expenses for the six months ended June 30, 2016 were $786,122, compared to $1,091,412 for the same period in 2015, a decrease of $305,290, or 28%. Research and development costs include payments to third parties that specifically relate to our products in clinical development, such as payments to contract research organizations, clinical investigators, clinical monitors, clinical related consultants and insurance premiums for clinical studies. In addition, employee costs (salaries, payroll taxes, benefits, and travel) for employees of the regulatory affairs, clinical affairs, quality assurance, and research and development departments are classified as research and development costs. Research and development expenses decreased in 2016 as a result of lower payments to third party clinical sites participating in the dermaPACE clinical study as the patient enrollment was completed in 2015 and lower consulting related costs as the data results were also completed in 2015, and higher consulting expenses related to the pre-submission package to the FDA in 2016. This is partially offset by stock based compensation for options issued in July 2016 and higher bonus expense.

General and administrative expenses for the six months ended June 30, 2016 were $1,089,028, as compared to $1,202,862 for the same period in 2015, a decrease of $113,834, or 9%. The decrease in general and administrative expenses is primarily due to reduced salary and related costs as a result of reduction in headcount in July 2015 and lower legal fees and is partially offset by stock based compensation for options issued in July 2016.

Net loss for the six months ended June 30, 2016 was $2,846,699, or ($0.03) per basic and diluted share, compared to a net loss of $2,680,648, or ($0.04) per basic and diluted share, for the same period in 2015, an increase in the net loss of $166,051, or 6%. The increase in the net loss for 2016 was primarily due to the loss on the Series A warrant conversion which is partially offset by lower operating expenses as noted above.

Conference Call

The Company will also host a conference call on Monday, August 15, 2016, beginning at 11AM Eastern Time to discuss the second quarter financial results, provide a business update and answer questions. Shareholders and other interested parties can participate in the conference call by dialing 877-407-9055 (U.S. and Canada) or 201-493-6743 (international).

A replay of the conference call will be available beginning two hours after its completion through August 29, 2016, by dialing 877-660-6853 (U.S. and Canada) or 201-612-7415 (international) and entering Conference ID 414704.

About SANUWAVE Health, Inc.

SANUWAVE Health, Inc. (www.sanuwave.com) is a shock wave technology company initially focused on the development and commercialization of patented noninvasive, biological response activating devices for the repair and regeneration of skin, musculoskeletal tissue and vascular structures. SANUWAVE’s portfolio of regenerative medicine products and product candidates activate biologic signaling and angiogenic responses, producing new vascularization and microcirculatory improvement, which helps restore the body’s normal healing processes and regeneration. SANUWAVE applies its patented PACE technology in wound healing, orthopedic/spine, plastic/cosmetic and cardiac conditions. Its lead product candidate for the global wound care market, dermaPACE®, is CE Marked throughout Europe and has device license approval for the treatment of the skin and subcutaneous soft tissue in Canada, Australia and New Zealand. SANUWAVE researches, designs, manufactures, markets and services its products worldwide, and believes it has demonstrated that its technology is safe and effective in stimulating healing in chronic conditions of the foot (plantar fasciitis) and the elbow (lateral epicondylitis) through its U.S. Class III PMA approved OssaTron® device, as well as stimulating bone and chronic tendonitis regeneration in the musculoskeletal environment through the utilization of its OssaTron, Evotron® and orthoPACE® devices in Europe, Asia and Asia/Pacific. In addition, there are license/partnership opportunities for SANUWAVE’s shock wave technology for non-medical uses, including energy, water, food and industrial markets.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to financial results and plans for future business development activities, and are thus prospective. Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company’s ability to control. Actual results may differ materially from those projected in the forward-looking statements. Among the key risks, assumptions and factors that may affect operating results, performance and financial condition are risks associated with the regulatory approval and marketing of the Company’s product candidates and products, unproven pre-clinical and clinical development activities, regulatory oversight, the Company’s ability to manage its capital resource issues, competition, and the other factors discussed in detail in the Company’s periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement.

For additional information about the Company, visit www.sanuwave.com.

Contact:

Millennium Park Capital LLC
Christopher Wynne
312-724-7845
cwynne@mparkcm.com

SANUWAVE Health, Inc.
Kevin Richardson II
Chairman of the Board
978-922-2447
investorrelations@sanuwave.com

(FINANCIAL TABLES FOLLOW)

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	June 30,	December 31,
	2016	2015
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$122,948	$152,930
Accounts receivable, net of allowance for doubtful accounts	97,154	74,454
Inventory	230,906	284,908
Prepaid expenses	97,823	123,988
TOTAL CURRENT ASSETS	548,831	636,280

PROPERTY AND EQUIPMENT, at cost, less accumulated depreciation	2,555	4,228

OTHER ASSETS	11,141	11,097

INTANGIBLE ASSETS, at cost, less accumulated amortization	153,378	306,756
TOTAL ASSETS	$715,905	$958,361

LIABILITIES
CURRENT LIABILITIES
Accounts payable	$458,277	$509,266
Accrued expenses	295,823	359,374
Accrued employee compensation	408,939	241,542
Interest payable, related parties	108,224	239,803
Promissory notes payable	115,933	-
Warrant liability	119,900	138,100
TOTAL CURRENT LIABILITIES	1,507,096	1,488,085

NON-CURRENT LIABILITIES
Notes payable, related parties	5,334,234	5,348,112
TOTAL LIABILITIES	6,841,330	6,836,197

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT
PREFERRED STOCK, SERIES A CONVERTIBLE, par value $0.001, 6,175 authorized; 6,175 shares issued and 0 shares outstanding in 2016 and 2015	-	-

PREFERRED STOCK, SERIES B CONVERTIBLE, par value $0.001, 293 authorized; 293 shares issued and 293 and 0 shares outstanding in 2016 and 2015, respectively	-	-

PREFERRED STOCK - UNDESIGNATED, par value $0.001, 4,993,532 shares authorized; no shares issued and outstanding	-	-

COMMON STOCK, par value $0.001, 350,000,000 shares authorized; 104,178,421 and 63,056,519 issued and outstanding in 2016 and 2015, respectively	104,178	63,057

ADDITIONAL PAID-IN CAPITAL	89,647,379	87,086,677

ACCUMULATED DEFICIT	(95,841,107)	(92,994,408)

ACCUMULATED OTHER COMPREHENSIVE LOSS	(35,875)	(33,162)
TOTAL STOCKHOLDERS' DEFICIT	(6,125,425)	(5,877,836)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$715,905	$958,361

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(UNAUDITED)

	Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2016	2015	2016	2015

REVENUES	$203,406	$239,983	$472,730	$450,435

COST OF REVENUES	77,988	75,779	151,169	134,597

GROSS PROFIT	125,418	164,204	321,561	315,838

OPERATING EXPENSES
Research and development	476,167	456,789	786,122	1,091,412
General and administrative	589,896	636,570	1,089,028	1,202,862
Depreciation	837	925	1,673	1,850
Amortization	76,689	76,689	153,378	153,378
TOTAL OPERATING EXPENSES	1,143,589	1,170,973	2,030,201	2,449,502

OPERATING LOSS	(1,018,171)	(1,006,769)	(1,708,640)	(2,133,664)

OTHER INCOME (EXPENSE)
Gain on sale of assets	-	-	1,000	-
Gain(loss) on warrant valuation adjustment	28,250	(429,311)	(769,447)	(373,285)
Interest expense, net	(110,557)	(81,636)	(264,744)	(160,980)
Amortization of debt issuance costs	(12,999)	-	(87,548)	-
Amortization of debt discount	(5,778)	-	(11,472)	-
Loss on foreign currency exchange	(2,868)	(3,817)	(5,848)	(12,719)
TOTAL OTHER EXPENSE	(103,952)	(514,764)	(1,138,059)	(546,984)

NET LOSS	(1,122,123)	(1,521,533)	(2,846,699)	(2,680,648)

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation adjustments	(5,684)	(768)	(2,713)	(13,486)
TOTAL COMPREHENSIVE LOSS	$(1,127,807)	$(1,522,301)	$(2,849,412)	$(2,694,134)

LOSS PER SHARE:
Net loss - basic and diluted	$(0.01)	$(0.02)	$(0.03)	$(0.04)

Weighted average shares outstanding - basic and diluted	102,645,697	63,056,519	88,933,089	62,993,885

SANUWAVE HEALTH, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Six Months Ended	Six Months Ended
	June 30,	June 30,
	2016	2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(2,846,699)	$(2,680,648)
Adjustments to reconcile loss from continuing operations to net cash used by operating activities
Amortization	153,378	153,378
Depreciation	1,673	1,850
Change in allowance for doubtful accounts	5,613	(3,099)
Stock-based compensation - employees, directors and advisors	116,550	50,062
Loss on warrant valuation adjustment	769,447	373,285
Loss on conversion option of promissory notes payable	75,422	-
Gain on sale of property and equipment	(1,000)	-
Amortization of debt issuance costs	87,548	-
Amortization of debt discount	11,472	951
Changes in assets - (increase)/decrease
Accounts receivable - trade	(28,313)	40,995
Inventory	54,002	3,731
Prepaid expenses	26,165	(16,904)
Other	(44)	(180)
Changes in liabilities - increase/(decrease)
Accounts payable	(50,989)	53,688
Accrued expenses	(63,551)	(19,654)
Accrued employee compensation	167,397	125,583
Interest payable, related parties	(131,579)	(896)
Promissory notes payable - accrued interest	(77,615)	-
NET CASH USED BY OPERATING ACTIVITIES	(1,731,123)	(1,917,858)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of property and equipment	1,000	-
NET CASH PROVIDED BY INVESTING ACTIVITIES	1,000	-

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from 2016 Equity Offering, net	1,596,855	-
Proceeds from convertible promissory notes, net	106,000	-
NET CASH PROVIDED BY FINANCING ACTIVITIES	1,702,855	-

EFFECT OF EXCHANGE RATES ON CASH	(2,713)	(13,486)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(29,981)	(1,931,344)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	152,930	3,547,071
CASH AND CASH EQUIVALENTS, END OF PERIOD	$122,949	$1,615,727

SUPPLEMENTAL INFORMATION
Cash paid for interest, related parties	$392,516	$161,936